June 8, 1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Avondale Total Return Fund series of the Registrant for the year ended March 31, 1998.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,

/s/
Robert H. Wadsworth

                           AVONDALE TOTAL RETURN FUND

                                  ANNUAL REPORT

                                 March 31, 1998

April 21, 1998

Dear Fellow Shareholder:

As reported in The Wall Street Journal April 6, 1998, Avondale Total Return Fund had an excellent 12-month period ending March 31, 1998, with a total return of 37.65%.

The very strong stock market, which commenced in 1995 and continues as this report is written, has been an outstanding period for investors. Record numbers of individuals and institutions continue to join the army of investors. We are concerned about the euphoric atmosphere in the current market.

The magic combination of low inflation and low interest rates, plus the growth of new investment vehicles and interest in investing by an ever-growing universe of individuals and institutions, created an unparalleled flow of funds. Primarily, this "new money" has been targeted toward common stocks.

Avondale's portfolio approach to equity investments typically includes large-capitalization stocks and a representative percentage of medium- to small-capitalization companies. Further, we believe normal market cycles create periods where diversifying some portion of the portfolio in other than large-capitalization positions makes profitable sense. This cycle, however, has been a particularly positive experience in the major corporation sector where two-thirds of our equity commitment resides.

Primarily because of our technical analytical work, we entered this positive period overbalanced toward our stock positions. Our bond positions provide for preservation of capital. Of course, when we see evidence of the stock market weakening, we will once again shift more of the portfolio assets into the bond market. I assure you, our fundamental and technical analytical disciplines will continue to guide our strategy.

                                                Sincerely,

                                                /s/

                                                Herbert R. Smith, Chairman/CEO
                                                Herbert R. Smith, Incorporated

                           AVONDALE TOTAL RETURN FUND


Average Annual Total Return
Period Ended March 31, 1998
1 Year.....................37.65%
5 Year.....................13.51%
Since Inception (10/12/88).11.65%

Qtr               Shearson/S&P      Adj Fund      S & P adjusted
                  (already adj for inv)
10/12/88          10000            10000          10000
12/31/88          10098.82          9964.9        10280.18149
3/31/89           10434.11         10172.4        11006.75117
6/30/89           11200.02         10772.2        11965.79198
9/30/89           11755.35         11195.9        13263.79469
12/31/89          12066.62         11411.2        13535.08895
3/31/90           11943.11         11202.4        13159.33081
6/30/90           12520.37         11644.9        13967.75652
9/30/90           12038.04         10780.5        12062.30413
12/31/90          12769.85         11488.1        13142.64777
3/31/91           13677.16         12423.7        15062.60037
6/30/91           13789.37         12182.2        15013.9545
9/30/91           14524.76         13390.8        15818.17048
12/31/91          15551.1          14572.5        17145.0177
3/31/92           15269.91         13799.6        16710.63505
6/30/92           15663.59         13466.2        17014.20397
9/30/92           16152.27         13751.5        17565.67972
12/31/92          16690.59         14350.5        18458.45612
3/31/93           17381.46         15068          19255.49995
6/30/93           17627.53         14977.3        19333.92582
9/30/93           18069.88         15429.3        19847.358
12/31/93          18372.94         15379.1        20313.23573
3/31/94           17767.44         14944.4        19535.3696
6/30/94           17739.69         14654          19603.97275
9/30/94           18372.03         15659.4        20580.788
12/31/94          18408.54         15731.2        20572.21261
3/31/95           19922.37         16112.8        22573.39757
6/30/95           21530.4          17929.3        24726.75679
9/30/95           22908.4          19415.9        26690.0541
12/31/95          24043.81         20228.5        28293.49673
3/31/96           24988.04         20410.3        29817.88983
6/30/96           25885.47         20695.5        31135.38207
9/30/96           26661.58         20877.8        32110.79408
12/31/96          28440.23         21172.6        34798.47826
3/31/97           29041.11         20635.6        35720.25508
6/30/97           33364.05         23968.1        41944.74328
9/30/97           35228.55         25241.2        45092.06854
12/31/97          36125.45         25419.2        46401.92089
3/31/98           40508.6          28405.6        52870.41801





Past performance is not predictive of future performance.

      Effective May 31, 1997, the blended benchmark consists of a 60% S&P 500 and 40% Salomon Bros. 1-5 Yr. Govt./Corp. blend. Prior to May 31, 1997, the blend consisted of a 60% S&P 500 and 40% Shearson 4-Yr. Govt./Corp. blend.

                           AVONDALE TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 88.8%                                                              Market Value
                     Banks: 12.1%
       5,300         First Commerce Corp.....................................................            $ 454,475
       7,649         First Commercial Corp...................................................              534,952
       4,600         NationsBank Corp........................................................              335,513
                                                                                                           -------
                                                                                                         1,324,940
                                                                                                         ---------
                     Beverages - Alcoholic: 2.5%
       5,900         Anheuser-Busch Companies, Inc...........................................              273,244
                                                                                                           -------

                     Beverages - Soft Drink: 1.5%
       2,100         Coca-Cola Company.......................................................              162,619
                                                                                                           -------

                     Commercial Services: 0.3%
       1,300         Sodexho Marriott Services, Inc..........................................               34,531
                                                                                                            ------

                     Computer Services: 4.6%
       8,900         Exar Corp.*.............................................................              192,462
       9,400         First Data Corp.........................................................              305,500
                                                                                                           -------
                                                                                                           497,962
                                                                                                           -------
                     Computers: 4.1%
       1,025         3Com Corp.*.............................................................               36,836
       2,800         International Business Machines Corp....................................              290,850
       6,600         Western Digital Corp.*..................................................              115,912
                                                                                                           -------
                                                                                                           443,598
                                                                                                           -------
                     Consumer Products: 7.2%
       6,200         Bell & Howell Company*..................................................              170,112
       7,200         General Electric Company................................................              620,550
                                                                                                           -------
                                                                                                           790,662
                                                                                                           -------
                     Consumer Services: 3.3%
       3,400         Walt Disney Company.....................................................              362,950
                                                                                                           -------

                     Electric Services: 2.7%
       5,002         Duke Power Company......................................................              297,932
                                                                                                           -------

See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Electronic Instrumentation: 4.3%
      21,600         Kollmorgen Corp.........................................................            $ 469,800
                                                                                                         ---------

                     Finance: 5.7%
       3,400         American Express Company................................................              312,162
       2,700         Transamerica Corp.......................................................              314,550
                                                                                                           -------
                                                                                                           626,712
                                                                                                           -------
                     Health Care: 0.9%
       3,000         Columbia Healthcare.....................................................               96,750
                                                                                                            ------

                     Hotel/Motel: 5.5%
       5,200         Marriott International, Inc.*...........................................              193,375
       5,200         Marriott International, Inc., Class A*..................................              186,225
       4,600         Promus Hotel Corp.*.....................................................              219,650
                                                                                                           -------
                                                                                                           599,250
                                                                                                           -------
                     Industrial Machinery: 7.0%
       4,800         Caterpillar, Inc........................................................              264,300
       5,400         Toro Company............................................................              206,888
       5,300         Tyco International Ltd..................................................              289,512
                                                                                                           -------
                                                                                                           760,700
                                                                                                           -------
                     Insurance: 4.7%
       8,500         Travelers Group, Inc....................................................              510,000
                                                                                                           -------

                     Oil-Energy: 5.1%
       4,000         Chevron Corp............................................................              321,250
       3,400         Exxon Corp..............................................................              229,925
                                                                                                           -------
                                                                                                           551,175
                                                                                                           -------
                     Pharmaceuticals: 16.9%
       2,800         Bristol-Myers/Squibb Company............................................              292,075
       8,500         Carrington Laboratories, Inc.*..........................................               37,719
       4,000         Johnson & Johnson.......................................................              293,250
       6,400         Pfizer, Inc.............................................................              638,000
       7,200         Schering-Plough Corp....................................................              588,150
                                                                                                           -------
                                                                                                         1,849,194
                                                                                                         ---------
See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
                     Telecommunications Equipment: 0.4%
       2,000         IPC Information Systems, Inc.*..........................................             $ 41,000
                                                                                                          --------

                     Total Common Stock (cost $5,308,401)....................................            9,693,019
                                                                                                         ---------

Principal Amount     BONDS: 8.8%
------------------------------------------------------------------------------------------------------------------------------------
                     Agencies: 7.4%
    $150,000         FNMA, 5.300%, 12/10/1998................................................              149,529
     250,000         FNMA, 6.375%, 10/13/2000................................................              250,715
     132,640         FNMA, 7.500%, 8/1/2002..................................................              134,862
     201,521         FNMA, 7.000%, 6/1/2003..................................................              204,669
      72,373         GNMA, 5.500%, 5/20/2027.................................................               72,831
                                                                                                            ------
                                                                                                           812,606
                                                                                                           -------
                     U.S. Treasury Notes: 0.5%
      50,000         7.125%, 2/29/2000.......................................................               51,359
                                                                                                            ------

                     Corporate: 0.9%
      75,000         Associates Corp., 6.750%, 10/15/1999....................................               75,863
      25,000         IBM, 6.375%, 6/15/2000..................................................               25,244
                                                                                                            ------
                                                                                                           101,107
                                                                                                           -------

                     Total Bonds (cost $961,082).............................................              965,072
                                                                                                           -------

                     SHORT-TERM INVESTMENTS: 4.8%
------------------------------------------------------------------------------------------------------------------------------------
                     Money Market Investment: 4.8%
     518,582         Star Treasury Cash Management Fund, 4.71%, 4/1/1998
                     (cost $518,582).........................................................              518,582
                                                                                                           -------

See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Market Value
Total Investment in Securities (cost $6,788,065+): 102.4%....................................          $11,176,673
                     Liabilities in excess of Other Assets: (2.4)%...........................             (262,419)
                                                                                                         --------
                     Total Net Assets: 100.0% ...............................................          $10,914,254
                                                                                                       ===========

*Non-income producing security.

+At March 31, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:


         Gross unrealized appreciation.......................................................          $ 4,669,894
         Gross unrealized depreciation.......................................................             (281,286)
                                                                                                          --------
                     Net unrealized appreciation.............................................          $ 4,388,608
                                                                                                       ===========


See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $6,788,065)....................................        $11,176,673
      Receivables:
            Dividends and interest.............................................................             26,553
            Securities sold....................................................................            469,507
            Fund shares sold...................................................................              2,394
      Other assets ............................................................................              8,617
                                                                                                             -----
                  Total assets ................................................................         11,683,744
                                                                                                        ----------
LIABILITIES
      Payables:
            Advisory fees......................................................................              6,660
            Administration fee.................................................................              2,811
            Fund shares redeemed...............................................................            737,807
      Accrued expenses ........................................................................             22,212
                                                                                                            ------
                  Total liabilities ...........................................................            769,490
                                                                                                           -------

NET ASSETS  .................................................................................          $10,914,254
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($10,914,254/309,568 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $35.26
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .........................................................................        $ 6,225,496
      Undistributed net investment income......................................................              2,134
      Undistributed net realized gain on investments ..........................................            298,016
      Net unrealized appreciation on investments ..............................................          4,388,608
                                                                                                         ---------
            Net assets ........................................................................        $10,914,254
                                                                                                       ===========




See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

STATEMENT OF OPERATIONS - For the Year Ended March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends   .......................................................................          $ 124,268
            Interest  .........................................................................             99,053
                                                                                                            ------
                  Total income  ...............................................................            223,321
                                                                                                           -------
      Expenses
            Advisory fees......................................................................             75,323
            Administration fee ................................................................             30,000
            Fund accounting fees  .............................................................             16,801
            Transfer agent fees  ..............................................................             11,212
            Audit fee .........................................................................             10,864
            Registration fees..................................................................              5,311
            Trustee fees  .....................................................................              5,221
            Custody fees.......................................................................              5,159
            Reports to shareholders ...........................................................              3,759
            Miscellaneous......................................................................              3,600
            Legal fees  .......................................................................              2,300
            Insurance..........................................................................              2,016
                                                                                                             -----
                  Total expenses  .............................................................            171,566
                                                                                                           -------
                        Net investment income  ................................................             51,755
                                                                                                            ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions.............................................            217,544
      Net change in unrealized appreciation on investments.....................................          3,099,157
                                                                                                         ---------
                  Net realized and unrealized gain on investments..............................          3,316,701
                                                                                                         ---------
                        Net increase in net assets resulting from operations ..................        $ 3,368,456
                                                                                                       ===========


See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year                Year
                                                                                     Ended                Ended
                                                                                 March 31, 1998       March 31,1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income     ................................................            $ 51,755            $ 63,314
Net realized gain from security transactions  ............................             217,544             328,367
Net change in unrealized appreciation on investments .....................           3,099,157            (278,573)
                                                                                     ---------            --------
      Net increase in net assets resulting from operations  ..............           3,368,456             113,108
                                                                                     ---------             -------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ....................................................             (49,621)           (103,009)
Net realized gain from security transactions .............................            (166,584)           (618,518)
                                                                                      --------            --------
      Total distributions to shareholders ................................            (216,205)           (721,527)
                                                                                      --------            --------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change in
      outstanding shares (a)..............................................          (2,115,938)            695,317
                                                                                    ----------             -------
      Total  increase in net assets.......................................           1,036,313              86,898

NET ASSETS
Beginning of year.........................................................           9,877,941           9,791,043
                                                                                     ---------           ---------
End of year ..............................................................         $10,914,254          $9,877,941
                                                                                   ===========          ==========

(a) A summary of capital share transactions is as follows:
                                                                 Year Ended                      Year Ended
                                                               March 31, 1998                  March 31, 1997
                                                           Shares         Value            Shares        Value
Shares sold ......................................         11,969        $ 383,640         50,865       $1,401,783
Shares issued in reinvestment of distributions....          6,229          196,258         25,387          676,759
Shares redeemed...................................        (86,710)      (2,695,836)       (50,907)      (1,383,225)
                                                          -------       ----------        -------       ----------
Net (decrease) increase...........................        (68,512)     $(2,115,938)        25,345        $ 695,317
                                                          =======      ===========         ======        =========

See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Years Ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                         1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year  ...........         $26.13      $27.76      $23.58     $22.93      $24.78
Income from investment operations:
      Net investment income....................           0.16        0.18        0.27       0.23        0.26
      Net realized and unrealized gain
            (loss) on investments .............           9.61        0.14        6.00       1.49       (0.44)
                                                          ----        ----        ----       ----       -----
Total from investment operations...............           9.77        0.32        6.27       1.72       (0.18)
                                                          ----        ----        ----       ----       -----
Less distributions:
      From net investment income...............          (0.15)      (0.28)      (0.27)     (0.23)      (0.35)
      From net capital gains...................          (0.49)      (1.67)      (1.82)     (0.84)      (1.32)
                                                         -----       -----       -----      -----       -----
Total distributions............................          (0.64)      (1.95)      (2.09)     (1.07)      (1.67)
                                                         -----       -----       -----      -----       -----
Net asset value, end of year...................         $35.26      $26.13      $27.76     $23.58      $22.93
                                                        ======      ======      ======     ======      ======

Total return...................................          37.65%       1.10%     26.67%       7.82%     (0.82)%

Ratios/supplemental data:
Net assets, end of year (millions).............         $ 10.9       $ 9.9       $ 9.8      $ 6.9       $ 7.4
Ratio of expenses to average net assets........           1.59%       1.83%       1.69%      1.77%       1.83%
Ratio of net investment income to average
      net assets...............................           0.48%       0.62%       1.03%      0.96%       1.09%

Portfolio turnover rate  ......................           9.38%      40.87%      52.25%     52.24%      73.65%

Average commission rate paid per share++........         $.1000      $.1000         -          -           -

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

                           AVONDALE TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1998
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      Avondale Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.
      The Fund's primary investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities and higher-quality fixed-income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended March 31, 1998, Herbert R. Smith, Incorporated (the "Manager") provided the Fund with investment management services under an Investment Advisory Agreement. The Manager furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Manager was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million. For the year ended March 31, 1998, the Fund incurred $75,323 in Management fees.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 1998, the Fund incurred $30,000 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 1998, were $896,500 and $2,167,796, respectively.
      For the year ended March 31, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $74,149 and $987,327, respectively.


NOTE 5 - YEAR 2000 ISSUE (Unaudited)

      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue". Management is assessing its computer systems and the systems compliance issues of its brokers and major service providers. Based on information available to management, the Fund's brokers and major service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient, and the failure of a timely completion of all necessary procedures could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and the Fund's exposure to, this issue.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
      AVONDALE TOTAL RETURN FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Avondale Total Return Fund (a series of Professionally Managed Portfolios) as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation request, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Total Return Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                            Tait, Weller & Baker


Philadelphia, Pennsylvania
April 24, 1998

                               Investment Manager

                         Herbert R. Smith, Incorporated
                                  1105 Holliday
                           Wichita Falls, Texas 76301


                                    Custodian

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 Transfer Agent

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


                                    Auditors

                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103


                                  Legal Counsel

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


   This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

    Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.